UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

NORTHANN CORP
.
(Exact name of registrant as specified in its charter)

Nevada	001-41816	88-1513509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2251 Catawba River Rd.
Fort Lawn,
SC
29714
 (Address of Principal Executive Office) (Zip Code)

(916) 573 3803
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, Northann Corp. (the “Company”) received a written notice of non-compliance (the “Notice”) from the NYSE American LLC (the “NYSE American”) on December 8, 2025 indicating that the Company was not in compliance with the NYSE American continued listing standards set forth in Sections 1003(a)(i) of the NYSE American Company Guide (the “Company Guide”). The Company submitted a plan to the NYSE American, advising of actions taken or will be taken to regain compliance with the continued listings standards of the Company Guide, and on February 24, 2026, the Company received a notification (the “Acceptance Letter”) from the NYSE American that the plan was accepted.
The Company provided the quarterly updates to the NYSE American pursuant to the Acceptance Letter. On June 10, 2026, the NYSE American informed the Company that it has regained compliance by demonstrating compliance with the continued listing standards for a period of two consecutive quarters pursuant to Section 1009(f) of the Company Guide. As a result, the Company will be subject to NYSE Regulation’s normal continued listing monitoring. As a result of regaining compliance, the below compliance (“.BC”) indicator will no longer be disseminated, and the Company will be removed from the list of NYSE American noncompliant issuers on NYSE American’s website.

On June 15, 2026, the Company issued a press release announcing that it has regained compliance with the continued listing standards outlined in Part 10, Section 1003 of the Company Guide. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 7.01.]

The information included in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 15, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: June 15, 2026	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chief Executive Officer

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